UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of Earliest Event Reported: November 18, 2003

                        Date of Report: November 18, 2003



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.
                 -----------------------------------------------

           (Exact name of registrants as specified in their charters)



      Delaware                001-11331                     43-1698480
      Delaware                333-06693                     43-1742520
      Delaware                000-50182                     43-1698481
      Delaware                000-50183                     14-1866671
   --------------          ---------------               ----------------
  (States or other         Commission file               (I.R.S. Employer
  jurisdictions of             numbers                 Identification Nos.)
  incorporation or
    organization)





                   One Liberty Plaza, Liberty, Missouri 64068
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 9.  REGULATION FD DISCLOSURE

     On Monday, November 24, 2003, Ferrellgas Partners, L.P. will report earnings for the first quarter ended October 31, 2003. James E. Ferrell, Chairman, President and Chief Executive Officer, will conduct a live
teleconference             on            the             Internet             at
http://www.firstcallevents.com/service/ajwz393848837gf12.html. The live webcast of the teleconference will begin at 11:00 a.m. Eastern Time.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FERRELLGAS PARTNERS, L.P.

                                           By Ferrellgas, Inc. (General Partner)


Date: November 18, 2003                    By /s/ Kevin T. Kelly
                                           -------------------------------------
                                             Kevin T. Kelly
                                             Senior Vice President and
                                             Chief Financial Officer (Principal
                                             Financial and Accounting Officer)




                                           FERRELLGAS PARTNERS FINANCE CORP.


Date: November 18, 2003                    By /s/ Kevin T. Kelly
                                           -------------------------------------
                                             Kevin T. Kelly
                                             Senior Vice President and
                                             Chief Financial Officer (Principal
                                             Financial and Accounting Officer)




                                           FERRELLGAS, L.P.

                                           By Ferrellgas, Inc. (General Partner)


Date: November 18, 2003                    By /s/ Kevin T. Kelly
                                           -------------------------------------
                                             Kevin T. Kelly
                                             Senior Vice President and
                                             Chief Financial Officer (Principal
                                             Financial and Accounting Officer)




                                           FERRELLGAS FINANCE CORP.


Date: November 18, 2003                    By /s/ Kevin T. Kelly
                                           -------------------------------------
                                             Kevin T. Kelly
                                             Senior Vice President and
                                             Chief Financial Officer (Principal
                                             Financial and Accounting Officer)